UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (this “Amendment”), is being filed as an amendment to the Current Report on Form 8-K filed by Recruiter.com Group, Inc. (the “Company”), with the Securities and Exchange Commission on July 29, 2022 (the “Original Report”). The purpose of this Amendment is to disclose the Company’s decision as to frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers. No other changes are being made to the Original Report.

This Amendment should be read in conjunction with the Original Report. Except for the matters disclosed below, this Amendment does not amend the Original Report in any way and does not modify or update any other disclosures contained in the Original Report.

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

As previously reported in the Original Form 8-K, in a non-binding advisory vote on the frequency of future say-on-pay votes held at the Company’s annual meeting of stockholders on July 28, 2022, 760,710 shares were voted to recommend that advisory votes on the compensation of the Company’s named executive officers be held every one year, 975,826 shares were voted for every two years, and 5,028,095 shares were voted for every three years. Based on the Board of Director’s prior recommendation and the results of the advisory vote on the say-on-pay frequency proposal, the Board of Directors has determined that the Company will hold a shareholder advisory vote on the compensation of the Company’s named executive officers every three years until the next required shareholder vote on frequency of advisory votes on the compensation of the Company’s named executive officers, which is required to occur no later than the Company’s annual meeting of shareholders in 2028.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2022

Recruiter.com Group, Inc.

/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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